COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account
Supplement Dated May 17, 2023

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy
(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding an investment option available under your policy. It is for informational purposes only and requires no action on your part. Please read this Supplement carefully and retain it with your Prospectus for future reference.

Effective May 1st 2023, certain changes are being made to the JPMorgan Insurance Trust Mid Cap Value Portfolio and the JPMorgan Insurance Trust Small Cap Core Portfolio. To reflect those changes this Supplement amends your Prospectus as follows:

1.  All references in your Prospectus to the "JPMorgan Insurance Trust Mid Cap Value Portfolio" should be deleted and replaced with "LVIP JPMorgan Mid Cap Value Fund."

2.  All references in your Prospectus to the "JPMorgan Insurance Trust Small Cap Core Portfolio" should be deleted and replaced with "LVIP JPMorgan Small Cap Core Fund."

Lincoln Financial Group serves as the Investment Advisor and JPMorgan serves as the Sub Advisor to the LVIP JPMorgan Mid Cap Value Fund and the LVIP JPMorgan Small Cap Core Fund.

All other provisions in your Prospectus, as supplemented, remain unchanged. For complete details regarding changes to either fund listed above please refer to the fund's prospectus, as supplemented.

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If you have any questions, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your representative.